UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         July 13, 2004

OPTION CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19878	36-3791193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Half Day Road, Suite 300 Buffalo Grove, Illinois	60089
(Address of Principal Executive Offices)	(Zip Code)

(847) 465-2100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                         Exhibits.

99.1                 Option Care Press Release, dated July 13, 2004.

ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 13, 2004, Option Care, Inc. issued a press release to update its earnings expectations for its fiscal quarter ended June 30, 2004.  The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Option Care under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTION CARE, INC.

	By:	/s/ Paul Mastrapa
Paul Mastrapa
Senior Vice President and Chief Financial Officer

Dated: July 15, 2004